STOCK RELEASE AGREEMENT

Ladies and Gentlemen:

This Stock Release Agreement (this “Agreement”) is made and entered into effective when executed by the parties hereto whose signatures are provided for on the signature pages hereof (the “Effective Date”) by and between Stevia First Corp., a Nevada corporation (the “Company”), and the undersigned. The undersigned irrevocably agrees that, from the Effective Date until February 28, 2017 (such period, the “Restriction Period”), the undersigned will not, except as specified herein, offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) with respect to (any of the foregoing transactions, a “Transfer”), any shares of common stock, par value $0.001 per share (“Common Stock”), of the Company or any debt, preferred stock, right, option, warrant or other instrument or security of the Company or any subsidiary that is at any time convertible into or exercisable or exchangeable for Common Stock that are beneficially owned, held or hereafter acquired by the undersigned (the “Securities”). Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. In order to enforce this covenant, the Company shall impose irrevocable stop-transfer instructions preventing the transfer agent of the Company from effecting any actions in violation of this Agreement.

In addition, the undersigned warrants that during the Restriction Period, the undersigned will not enter into any transaction or series of transactions that would result in the undersigned owning 10% or more of the outstanding Common Stock of the Company. The undersigned agrees to provide notice to the Company of any such transactions and acknowledges that if any such transactions occur, that no Transfers under the terms of this Agreement will be effectuated from the date of such notice until the undersigned’s ownership of the Common Stock is less than 10% of the outstanding Common Stock of the Company.

Notwithstanding the foregoing, starting on the later of March 28, 2014, or the Effective Date, and on each monthly anniversary of March 28, 2014, during the Restriction Period, the undersigned shall have the right to Transfer up to 1/36 of the shares of Common Stock held by the undersigned as of the Effective Date, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after January 28, 2014 (the “Shares”), such that the number of Shares that will become available for Transfer shall accumulate on a monthly basis until the undersigned has the right to Transfer 100% of the Shares on February 28, 2017. The undersigned agrees further not to Transfer more than 1/36 of the Shares during any one (1) month period during the Restriction Period. Such Transfers shall be made in accordance with the instructions provided by the undersigned on Schedule A hereto. In addition, the undersigned may transfer any portion of the Shares in any number of transactions during the Restriction Period, provided, however, that the transferee in any such transaction must agree to the terms of this Agreement, and if such transferee is an Affiliate, the transferee will not be allowed to transfer any of the Shares on any monthly anniversary of this Agreement, as specified above, until the monthly anniversary that is more than six (6) months following such transfer.

As used in this Agreement, “Affiliate” means any person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person, as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended.

The undersigned acknowledges that the Company shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Agreement and that the undersigned has received adequate consideration therefor.

Notwithstanding anything to the contrary set forth herein, this Agreement shall in all respects amend, restate, supersede and replace in its entirety that certain Lock-Up Agreement by and between the Company and the undersigned dated on or around October 28, 2012. This Agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and the undersigned. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in Manhattan, for the purposes of any suit, action or proceeding arising out of or relating to this Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to it at the address in the Company’s records and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

By its signature below, the Company hereby acknowledges and agrees that, reflecting this Agreement, it will provide stop-transfer instructions prohibiting the Company’s transfer agent from effecting any Transfers in violation of this Agreement. This Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities.

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This Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

_________________________

Name of Shareholder

_________________________

Date

_________________________

Signature of Shareholder or Authorized Signatory of Shareholder

_________________________

Name of Authorized Signatory of Shareholder

Address for Notice:

Facsimile Number: ___________________________

Number of shares of Common Stock beneficially owned by the Shareholder as of the date of the Agreement

Number of shares of Common Stock subject to warrants, options, debentures or other convertible securities beneficially owned by the Shareholder outstanding as of the date of the Agreement

By signing below, the Company agrees to enforce the restrictions on transfer set forth in this Agreement.

STEVIA FIRST CORP.

By: _________________________________

Name:

Title:

Date:

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Schedule A

ISSUANCE INSTRUCTIONS

To: stevia first corp.

(1)   The undersigned hereby elects to receive the Shares of the Company pursuant to the terms of the Stock Release Agreement as follows:

(a)    In the name of the undersigned or in such other name as is specified below:

______________________________

(b)

☐ in certificate form, delivered to the following address:

     _______________________________

     _______________________________

     _______________________________

or

☐ delivered to the following DTC Account Number:

    _______________________________

    _______________________________

    _______________________________

Name of Entity:

______________________________________________

Signature of Authorized Signatory of Entity:

Name of Authorized Signatory:

Title of Authorized Signatory:

Date:

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